Exhibit 10.1

SUBSCRIPTION AGREEMENT

in connection with

PERVASIP CORP.

25,000,000 shares

INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

NAME OF SUBSCRIBER:___________________________________________

SECURITIES OFFERED: 25,000,000 shares of Common Stock:

Pervasip Corp.

75 South Broadway, Suite 400

White Plains, New York 10601

IMPORTANT INSTRUCTIONS FOR COMPLETION:

1.	COMPLETE YOUR NAME ABOVE; and

2.	PROVIDE THE NUMBER OF SHARES TO BE PURCHASED AND ALL INFORMATION REQUESTED ON PAGES 10 AND 11, AND COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS ANNEX A; and

3.	SIGN THE AGREEMENT IN THE APPROPRIATE PLACE ON PAGE 11 AND ANNEX A IN THE APPROPRIATE PLACE ON PAGE 14; and

4.	MAKE YOUR CHECK PAYABLE TO “PERVASIP CORP.” OR WIRE FUNDS PURSUANT TO SECTION 1.3 BELOW; and

5.	DELIVER THE ORIGINAL SUBSCRIPTION AGREEMENT WITH CHECK (IF WIRE INSTRUCTIONS ARE NOT REQUESTED) TO THE COMPANY AT THE FOLLOWING ADDRESS:

Pervasip Corp.

75 South Broadway, Suite 400

White Plains, New York 10601

Attention: Paul Riss

Telephone No.: (212) 404-7633

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is executed by the undersigned (the “Subscriber”) in connection with the offering (the “Offering”) by Pervasip Corp., a New York corporation (the “Company”), of 25,000,000 shares (the “Shares”) of Common Stock, par value $.001 per share, of the Company (the “Common Stock”).

SECTION 1

1.1	Subscription: The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of Shares indicated on Page 10 hereof on the terms and conditions described herein.

1.2	Payment for Purchase: PAYMENT FOR THE SHARES SHALL BE BY WIRE TRANSFER OR CHECK PAYABLE TO: “PERVASIP CORP.” and delivered to the Company, together with an original executed copy of this Agreement.

SECTION 2

2. Acceptance or Rejectio:

(a)	The Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Shares in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

(b)	In the event of rejection of this subscription, or in the event the sale of the Shares is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company by the Subscriber in exchange for the Shares.

SECTION 3

3.	Subscriber Representations and Warranties :The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)	The Subscriber is acquiring the Shares for the Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such shares. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the shares to be acquired hereunder.

(b)	The Subscriber acknowledges the Subscriber’s understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Company and its affiliates as follows:

(i)	The Subscriber realizes that the basis for the Regulation D exemption may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

(ii)	The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for the Subscriber’s current needs and personal contingencies and has no need for liquidity with respect to the Subscriber’s investment in the Company; and

(iii)	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Shares.

(c) The Subscriber represents and warrants to the Company as follows:

(i)	The Subscriber has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of this offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Subscriber to evaluate the merits and risks of purchase of the Shares, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(ii)	The Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Shares; and

(iii)	The Subscriber has determined that the Shares are a suitable investment for the Subscriber and that at this time the Subscriber can bear a complete loss of the Subscriber’s investment; and

(iv)	The Subscriber is not relying on the Company or its affiliates with respect to economic considerations involved in this investment; and

(v)	The Subscriber realizes that it may not be able to resell readily any of the securities comprising the Shares purchased hereunder because (A) there may only be a limited public market for any such securities and (B) none of such securities have been registered under the Securities Act or any state “blue sky” laws; and

(vi)	The Subscriber understands that the Company has the absolute right to refuse to consent to the transfer or assignment of the Shares, if such transfer or assignment does not comply with applicable state and federal securities laws; and

(vii)	No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company in this Agreement; and

(viii)	The Subscriber and the Subscriber’s attorney, accountant, representative and/or tax advisor, if any (collectively, the “Advisors”), have received the documents, if any, requested by the Subscriber, have carefully reviewed them and understand the information contained therein, and the Subscriber and the Advisors, if any, prior to the execution of this Agreement, have had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act; and

(ix)	All documents, records, and books pertaining to the investment in the Shares have been made available for inspection by the Subscriber and the Advisors, if any; and

(x)	In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the documents, if any, requested by the Subscriber or answers to questions so furnished to the Subscriber or the Advisors by the Company; and

(xi)	The Subscriber is unaware of, is no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Shares and is not subscribing for Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally; and

(xii)	The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby; and

(xiii)	The Subscriber and the Advisors have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto; and

(xiv)	The Subscriber is acquiring the Shares solely for such Subscriber’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Subscriber has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the securities comprising the Shares subscribed for hereunder; and the Subscriber has no plans to enter into any such agreement or arrangement; and

(xv)	The Subscriber must bear the substantial economic risks of the investment in the Shares offered hereby indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Shares subscribed for hereunder to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent of the securities comprising the Shares subscribed for hereunder; and

(xvi)	Within five day after receipt of a request from the Company, the Subscriber will provide such information and deliver such document as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject; and

(xvii)	The foregoing representations, warranties and agreements shall survive the sale of the Shares and acceptance by the Company of the Subscriber’s subscription.

SECTION 4

The Company represents and warrants to the Subscriber as follows:

4.1	Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service or the Securities and Exchange Commission that have not been disclosed.

4.2	Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares being sold hereunder have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

4.3	Valid Issuance of Securities. The securities comprising the Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

4.4	Selling Efforts in Regard to this Transaction. The Offering is not part of a plan or scheme to evade the registration provisions of the Securities Act.

4.5	No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

4.6	Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Shares.

4.7	Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

SECTION 5

5.1 Indemnity. The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

5.2 Modification. Neither this Agreement nor any provisions hereof shall be waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

5.3	Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and shall be deemed given when (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally, to the other party hereto at their address set forth in this Agreement or such other address as a party hereto may request by notifying the other party hereto.

5.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

5.5	Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6	Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated hereby and there are no representations, covenants or other agreements except as stated or referred to herein.

5.7	Assignability. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

5.8	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State. The Subscriber hereby irrevocably submits to the jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and the Subscriber hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Subscriber further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Subscriber further agrees that any action or proceeding brought against the Company shall be brought only in New York State or United States Federal courts sitting in New York County. THE SUBSCRIBER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.
5.9	Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Subscriber.

5.10	Neutral Gender. The use in this Agreement of words in the male, female or neutral gender are for convenience only and shall affect or control any provisions of this Agreement.

5.11	Captions. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12	Confidentiality. The Subscriber acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

[Remainder of Page Left Intentionally Blank]

A. SUBSCRIPTION:

Number of Shares = __________ X $0.006 Total Purchase Price = $_______________

B. MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1	☐	Individual
2	☐	Joint Tenants with Rights of Survivorship UGMA ____________ (State)
3	☐	Community Property
4	☐	Tenants in Common
5	☐	Corporation/Partnership
6	☐	IRA
7	☐	Trust/Estate/Pension or
8	☐	As a Custodian for _____________
9	☐	Married with Separate Property
10	☐	Keogh
11	☐	Tenants by the Entirety
12	☐	Other

C. ACCREDITED INVESTOR REPRESENTATION:

Subscriber must complete and sign the Accredited Investor Questionnaire attached as Annex A to this Agreement.

D. TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE SECURITIES ARE TO BE HELD:

IN WITNESS WHEREOF, the Subscriber has agreed to be bound by this Agreement by executing below on the _______ day of , 2012.

Signature: ______________________________ Signature: __________________________

Name: _________________________________ Name: _____________________________

Title (if applicable)

Street Address:

City: __________________________ State: _________________ Zip: __________________

Telephone: (_______) _____________________________________

Social Securities or Federal Tax ID No.:

***DO NOT WRITE BELOW DOTTED LINE***

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ACCEPTED ON BEHALF OF THE COMPANY:

PERVASIP CORP.

By: _____________________________ Number of Shares:

Name: Paul Riss

Title: Chief Executive Officer

ANNEX A

ACCREDITED INVESTOR QUESTIONNAIRE

A	APPLICABLE TO INDIVIDUALS ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the Investor is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response, indicating to which individual it applies. The Investor must answer “yes” in response to question 1, 2 or 3 below to be considered an “accredited investor.” If the Investor is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

1.	Does your net worth*, or joint net worth with your spouse, exceed $1,000,000?

Yes______	No______

2.	Did you have an individual income ** in excess of $200,000, or joint income together with your spouse in excess of $300,000, in each of the two most recent years (2009 and 2010) and do you reasonably expect to reach the same income level in the current year (2011)?

Yes______	No______

3.	Are you an executive officer or director of PERVASIP Corp.?

Yes______	No______

*	For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

**	For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

B.	APPLICABLE TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES ONLY:

The Investor is an accredited investor because the Investor falls within at least one of the following categories (Check all appropriate lines):

______	(i) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

______	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

______	(iii) an insurance company as defined in Section 2(13) of the Securities Act;

______	(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 29(a)(48) of the Investment Company Act;

______	(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

______	(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

______	(vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

______	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

______	(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

______	(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

______	(xi) an entity in which all of the equity investors are persons or entities described above (“accredited investors”). ALL EQUITY OWNERS MUST COMPLETE PART “A” ABOVE.

Subscriber(s):

Signature of Subscriber

 Print Name of Subscriber

Signature of Co- Subscriber (if any)

Print Name of Co- Subscriber